SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2011

Global Power Equipment Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16501	73-1541378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 E. Las Colinas Boulevard, Suite 250

Irving, Texas 75039

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (214) 574-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 31, 2011, Deltak, L.L.C. (“Deltak”), a wholly-owned subsidiary of Global Power Equipment Group Inc. (“Global Power”), completed the previously announced sale of substantially all of its assets to Hamon Acquisitions, Inc. (“Hamon Acquisitions”), a wholly-owned subsidiary of Hamon Corporation, which, in turn, is a subsidiary of Hamon & Compagnie International SA. Deltak’s business focuses on the design and construction of specialty boiler systems and small to mid-sized heat recovery steam generator systems and the provision of field support and quality assurance services with respect thereto.

The sale was made pursuant to that certain Asset Purchase Agreement (the “Agreement”), dated as of August 5, 2011, by and between Deltak and Hamon Acquisitions. In accordance with the terms of the Agreement, Hamon Acquisitions acquired substantially all of the assets of Deltak in exchange for $31.0 million in cash (the “Purchase Price”), subject to specified working capital adjustments. A description of the Agreement can be found in the Current Report on Form 8-K filed by Global Power on August 9, 2011, which is incorporated by reference herein. Such description is a summary only and is qualified in its entirety by the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to Global Power’s quarterly report on Form 10-Q filed on August 15, 2011 and incorporated by reference herein.

Other than in respect to this transaction, there are no material relationships between Hamon Acquisitions and Hamon Corporation or its affiliates, directors, officers or associates and Deltak and Global Power or their affiliates, directors, officers or associates. The Purchase Price was determined through arms-length negotiation between Hamon Acquisitions and Hamon Corporation, on one hand, and Deltak and Global Power, on the other.

Global Power’s press release, issued on September 1, 2011 announcing the completion of the sale, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

Global Power’s unaudited pro forma financial statements giving effect to the sale of substantially all of Deltak’s assets as of and for the six months ended June 30, 2011 and the year ended December 31, 2010 are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated September 1, 2011

99.2	Unaudited pro forma financial statements as of and for the six months ended June 30, 2011 and the year ended December 31, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 7, 2011

Global Power Equipment Group Inc.

By:	/s/ DAVID L. WILLIS
David L. Willis
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated September 1, 2011

99.2	Unaudited pro forma financials as of and for the six months ended June 30, 2011 and the year ended December 31, 2010